SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2014

General Finance Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)

(626) 584-9722

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES

Certain References

References in this Report to “we,” “us,” “our,” “General Finance,” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its direct and indirect subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN North America Corp., a Delaware corporation (“GFNNA”); GFN Manufacturing Corporation, a Delaware corporation (“GFNMC”), and its subsidiary Southern Frac, LLC, a Texas limited liability company; Royal Wolf Holdings Limited, an Australian corporation publicly traded on the Australian Securities Exchange (“RWH”); and its Australian and New Zealand subsidiaries (collectively, “Royal Wolf”); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as “Container King” (collectively, “Pac-Van”); and Lone Star Tank Rental Inc., a Delaware corporation.

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Item 9.01	Financial Statements and Exhibits	2

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of businesses acquired

On April 7, 2014, we completed the acquisition of substantially all the assets and the assumption of certain of the liabilities of KHM Rentals, LLC, a Texas limited liability company and Lone Star Tank Rental, LP, a Texas limited partnership. Attached as Exhibit 99.1 hereto are the audited combined financial statements of Lone Star Tank Rental, LP and KHM Rentals, LLC for December 31, 2013 and 2012, and the unaudited combined financial statements for March 31, 2014.

(b) Pro forma financial statements

Attached as Exhibit 99.2 hereto are the Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2014 and the Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended March 31, 2014 and the year ended June 30, 2013, giving effect to the business combination and certain other transactions and are based upon: (a) the audited combined balance sheets of Lone Star Tank Rental LP and KHM Rentals, LLC (collectively “Lone Star”) as of December 31, 2013 and 2012, and the related combined statements of operations for the years then ended, included in this Form 8-K/A; (b) the unaudited combined balance sheet of Lone Star as of March 31, 2014, and the related combined statement of operations for the quarter then ended, included in this Form 8-K/A; (c) our audited consolidated statements of operations for the year ended June 30, 2013, included in our Annual Report on Form 10-K for the year ended June 30, 2013; and (d) our unaudited condensed consolidated balance sheet as of March 31, 2014, and the related condensed consolidated statement of operations for the quarter and nine months then ended, included in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2014.

(d) Exhibits

Exhibit	Exhibit Description

99.1	Lone Star Tank Rental, LP and KHM Rentals, LLC Combined Financial Statements December 31, 2013 and 2012 (Audited) March 31, 2014 (Unaudited)

99.2	Unaudited Pro Forma Condensed Combined Financial Statements as of March 31, 2014 and for the nine months ended March 31, 2014 and the year ended June 30, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION

Dated: May 21, 2014	By:	/s/ Charles E. Barrantes
Charles E. Barrantes
Executive Vice President and Chief Financial Officer

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